                                                                    Exhibit 99.2
 -------------------------------------------------------------------------------
                                                        Monthly Operating Report

      ------------------------------------------------
      CASE NAME: KITTY HAWK AIRCARGO, INC.                ACCRUAL BASIS
      ------------------------------------------------

      ------------------------------------------------
      CASE NUMBER: 400-42142-BJH-11                     02/13/95, RWD, 2/96
      ------------------------------------------------

      ------------------------------------------------
      JUDGE: BARBARA J. HOUSER
      ------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2002


      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

      RESPONSIBLE  PARTY:


      /s/ Drew Keith                                            CHIEF FINANCIAL OFFICER
      --------------------------------------------------        ------------------------------------
      ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                  TITLE

      DREW KEITH                                                              2/20/2002
      --------------------------------------------------        ------------------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                                         DATE

      PREPARER:

      /s/ Kevin K. Craig                                        CONTROLLER, KITTY HAWK INC.
      --------------------------------------------------        ------------------------------------
      ORIGINAL SIGNATURE OF PREPARER                                            TITLE

      KEVIN K. CRAIG                                                          2/20/2002
      --------------------------------------------------        ------------------------------------
      PRINTED NAME OF PREPARER                                                  DATE

 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

   -------------------------------------------
   CASE NAME:  KITTY HAWK AIRCARGO, INC.                         ACCRUAL BASIS-1
   -------------------------------------------

   -------------------------------------------
   CASE NUMBER:  400-42142-BJH-11                    02/13/95, RWD, 2/96
   -------------------------------------------


   -------------------------------------------

   COMPARATIVE BALANCE SHEET

   -------------------------------------------------------------------------------------------------------------------------
                                                            SCHEDULE           MONTH              MONTH            MONTH
                                                                         ---------------------------------------------------
   ASSETS                                                    AMOUNT        JANUARY, 2002     FEBRUARY, 2002      MARCH, 2002
   -------------------------------------------------------------------------------------------------------------------------
   1.   UNRESTRICTED CASH                                 $     16,904   $       2,459                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   2.   RESTRICTED CASH                                   $          0   $   1,662,885                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   3.   TOTAL CASH                                        $     16,904   $   1,665,344                 $0              $0
   -------------------------------------------------------------------------------------------------------------------------
   4.   ACCOUNTS RECEIVABLE (NET)                         $ 29,303,045   $   4,255,422                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   5.   INVENTORY                                         $  1,508,508   $   1,384,665                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   6.   NOTES RECEIVABLE                                  $          0   $           0                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   7.   PREPAID EXPENSES                                  $  2,294,717   $   2,593,133                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   8.   OTHER (ATTACH LIST)                               $111,256,463    ($27,447,046)                                $0
   -------------------------------------------------------------------------------------------------------------------------
   9.   TOTAL CURRENT ASSETS                              $144,379,636    ($17,548,482)                $0              $0
   -------------------------------------------------------------------------------------------------------------------------
   10.  PROPERTY, PLANT & EQUIPMENT                       $166,772,560   $  70,140,166                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   11.  LESS: ACCUMULATED
        DEPRECIATION/DEPLETION                            $          0   $  52,677,595                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   12.  NET PROPERTY, PLANT & EQUIPMENT                   $166,772,560      17,462,571                 $0              $0
   -------------------------------------------------------------------------------------------------------------------------
   13.  DUE FROM INSIDERS
   -------------------------------------------------------------------------------------------------------------------------
   14.  OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)  $          0   $   2,020,505                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   15.  OTHER (ATTACH LIST)                               $          0
   -------------------------------------------------------------------------------------------------------------------------
   16.  TOTAL ASSETS                                      $311,152,196   $   1,934,594                 $0              $0
   -------------------------------------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   -------------------------------------------------------------------------------------------------------------------------
   17.  ACCOUNTS PAYABLE                                                 $     265,301                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   18.  TAXES PAYABLE                                                    $       4,000                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   19.  NOTES PAYABLE                                                    $           0                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   20.  PROFESSIONAL FEES                                                $           0                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   21.  SECURED DEBT                                                     $   6,428,914                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   22.  OTHER (ATTACH  LIST)                                              ($47,702,307)                                $0
   -------------------------------------------------------------------------------------------------------------------------
   23.  TOTAL POSTPETITION LIABILITIES                                    ($41,004,092)                $0              $0
   -------------------------------------------------------------------------------------------------------------------------
   PREPETITION LIABILITIES
   -------------------------------------------------------------------------------------------------------------------------
   24.  SECURED DEBT                                                     $   2,576,750                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   25.  PRIORITY DEBT                                     $  2,177,962   $           0                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   26.  UNSECURED DEBT                                    $184,252,878   $  29,607,181                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   27.  OTHER (ATTACH LIST)                               $          0   $  19,310,372                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   28.  TOTAL PREPETITION LIABILITIES                     $186,430,840   $  51,494,303                 $0              $0
   -------------------------------------------------------------------------------------------------------------------------
   29.  TOTAL LIABILITIES                                 $186,430,840   $  10,490,211                 $0              $0
   -------------------------------------------------------------------------------------------------------------------------
  EQUITY
   -------------------------------------------------------------------------------------------------------------------------
   30.  PREPETITION OWNERS' EQUITY                                       $  69,645,449                                 $0
   -------------------------------------------------------------------------------------------------------------------------
   31.  POSTPETITION CUMULATIVE PROFIT OR (LOSS)                          ($78,201,066)                                $0
   -------------------------------------------------------------------------------------------------------------------------
   32.  DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)                    $           0
   -------------------------------------------------------------------------------------------------------------------------
   33.  TOTAL EQUITY                                      $          0     ($8,555,617)                $0              $0
   -------------------------------------------------------------------------------------------------------------------------
   34.  TOTAL LIABILITIES & OWNERS' EQUITY                $186,430,840   $   1,934,594                 $0              $0
   -------------------------------------------------------------------------------------------------------------------------
                                                                         $           0                 $0              $0
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    ------------------------------------------
    CASE NAME: KITTY HAWK AIRCARGO, INC.          ACCRUAL BASIS-2
    ------------------------------------------

    ------------------------------------------
    CASE NUMBER: 400-42142-BJH-11                       02/13/95, RWD, 2/96
    ------------------------------------------


    ------------------------------------------
    INCOME STATEMENT
    ----------------------------------------------------------------------------------------------------------------
                                                         MONTH            MONTH            MONTH          QUARTER
                                                      ----------------------------------------------
    REVENUES                                          JANUARY, 2002   FEBRUARY, 2002     MARCH, 2002       TOTAL
    ----------------------------------------------------------------------------------------------------------------
    1.    GROSS REVENUES                               $    163,436                                     $    163,436
    ----------------------------------------------------------------------------------------------------------------
    2.    LESS: RETURNS & DISCOUNTS                    $          0                                     $          0
    ---------------------------------------------------------------------------------------------------------------
    3.    NET REVENUE                                  $    163,436                $0              $0   $    163,436
    ----------------------------------------------------------------------------------------------------------------
    COST OF GOODS SOLD
    ----------------------------------------------------------------------------------------------------------------
    4.    MATERIAL                                                                                      $          0
    ----------------------------------------------------------------------------------------------------------------
    5.    TOTAL CASH                                                                                    $          0
    ----------------------------------------------------------------------------------------------------------------
    6.    DIRECT OVERHEAD                                                                               $          0
    ----------------------------------------------------------------------------------------------------------------
    7.    TOTAL COST OF GOODS SOLD                     $          0                $0              $0   $          0
    ----------------------------------------------------------------------------------------------------------------
    8.    GROSS PROFIT                                 $    163,436                $0              $0   $    163,436
    ----------------------------------------------------------------------------------------------------------------
    OPERATING EXPENSES
    ----------------------------------------------------------------------------------------------------------------
    9.    OFFICER/INSIDER COMPENSATION                 $    172,500                                     $    172,500
    ------------------------------------------------------ ---------------------------------------------------------
    10.   SELLING & MARKETING                          $         0                                      $          0
    ----------------------------------------------------------------------------------------------------------------
    11.   GENERAL & ADMINISTRATIVE                     $     11,754                                     $     11,754
    ---------------------------------------------------------------------------------------------------------------
    12.   RENT & LEASE                                 $  1,189,974                                     $  1,189,974
    ----------------------------------------------------------------------------------------------------------------
    13.   OTHER (ATTACH LIST)                          $  3,391,888                                     $  3,391,888
    ---------------------------------------------------------------------------------------------------------------
    14.   TOTAL OPERATING EXPENSES                     $  4,766,116                $0              $0   $  4,766,116
    ----------------------------------------------------------------------------------------------------------------
    15.   INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                              ($4,602,680)               $0              $0    ($4,602,680)
    ----------------------------------------------------------------------------------------------------------------
    OTHER INCOME & EXPENSES
    ----------------------------------------------------------------------------------------------------------------
    16.   NON-OPERATING INCOME (ATT. LIST)                  ($1,507)                                         ($1,507)
    ----------------------------------------------------------------------------------------------------------------
    17.   NON-OPERATING EXPENSE (ATT. LIST)            $          0                                     $          0
    ----------------------------------------------------------------------------------------------------------------
    18.   INTEREST EXPENSE                             $          0                                     $          0
    ----------------------------------------------------------------------------------------------------------------
    19.   DEPRECIATION/DEPLETION                       $     73,116                                     $     73,116
    ----------------------------------------------------------------------------------------------------------------
    20.   AMORTIZATION                                 $          0                                     $          0
    ----------------------------------------------------------------------------------------------------------------
    21.   OTHER (ATTACH LIST)                           ($4,631,358)                                     ($4,631,358)
    ----------------------------------------------------------------------------------------------------------------
    22.   NET OTHER INCOME & EXPENSES                   ($4,559,749)               $0              $0    ($4,559,749)
    ----------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    ----------------------------------------------------------------------------------------------------------------
    23.   PROFESSIONAL FEES                            $          0                                     $          0
    ----------------------------------------------------------------------------------------------------------------
    24.   U.S. TRUSTEE FEES                            $          0                                     $          0
    ----------------------------------------------------------------------------------------------------------------
    25.   OTHER (ATTACH LIST)                          $          0                                     $          0
    ----------------------------------------------------------------------------------------------------------------
    26.   TOTAL REORGANIZATION EXPENSES                $          0                $0              $0   $          0
    ----------------------------------------------------------------------------------------------------------------
    27.   INCOME TAX                                       ($17,172)                               $0       ($17,172)
    ----------------------------------------------------------------------------------------------------------------
    28.   NET PROFIT (LOSS)                                ($25,759)               $0              $0       ($25,759)
    ----------------------------------------------------------------------------------------------------------------
                                                       $          0                $0              $0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

  -------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.           ACCRUAL BASIS-3
  -------------------------------------

  -------------------------------------
  CASE NUMBER: 400-42142-BJH-11                      02/13/95, RWD, 2/96
  -------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                           MONTH               MONTH                  MONTH            QUARTER
                                                       -----------------------------------------------------------
  DISBURSEMENTS                                           JANUARY, 2002       FEBRUARY, 2002          MARCH, 2002           TOTAL
  ----------------------------------------------------------------------------------------------------------------------------------
  1.   CASH - BEGINNING OF MONTH                           $ 2,147,575         $  1,665,344          $ 1,665,344       $ 2,147,575
  ----------------------------------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  ----------------------------------------------------------------------------------------------------------------------------------
  2.   CASH SALES                                          $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  ----------------------------------------------------------------------------------------------------------------------------------
  3.   PREPETITION                                         $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  4.   TOTAL CASH                                          $25,168,515         $          0          $         0       $25,168,515
  ----------------------------------------------------------------------------------------------------------------------------------
  5.   TOTAL OPERATING RECEIPTS                            $25,168,515         $          0          $         0       $25,168,515
  ----------------------------------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  ----------------------------------------------------------------------------------------------------------------------------------
  6.   LOANS & ADVANCES (ATTACH LIST)                      $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  7.   SALE OF ASSETS                                      $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  8.   OTHER (ATTACH LIST)                                 $25,172,256)        $          0          $         0      ($25,172,256)
  ----------------------------------------------------------------------------------------------------------------------------------
  9.   TOTAL NON-OPERATING RECEIPTS                        $25,172,256)        $          0          $         0      ($25,172,256)
  ----------------------------------------------------------------------------------------------------------------------------------
  10.  TOTAL RECEIPTS                                          ($3,741)        $          0          $         0           ($3,741)
  ----------------------------------------------------------------------------------------------------------------------------------
  11.  TOTAL CASH AVAILABLE                                $ 2,143,834         $  1,665,344          $ 1,665,344       $ 2,143,834
  ----------------------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  ----------------------------------------------------------------------------------------------------------------------------------
  12.  NET PAYROLL                                         $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  13.  PAYROLL TAXES PAID                                  $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  14.  SALES, USE & OTHER TAXES PAID                       $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  15.  SECURED / RENTAL / LEASES                           $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  16.  UTILITIES                                           $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  17.  INSURANCE                                           $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  18.  INVENTORY PURCHASES                                 $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  19.  VEHICLE EXPENSES                                    $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  20.  TRAVEL                                              $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  21.  ENTERTAINMENT                                       $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  22.  REPAIRS & MAINTENANCE                               $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  23.  SUPPLIES                                            $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  24.  ADVERTISING                                         $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  25.  OTHER (ATTACH LIST)                                 $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  26.  TOTAL OPERATING DISBURSEMENTS                       $         0         $          0          $         0       $         0
  ----------------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ---------------------------------------------------------------------------------------------------------------------------------
  27.  PROFESSIONAL FEES                                   $         0         $          0          $         0       $         0
  --------------------------------------------------------------------------------------------------------------------------------
  28.  U.S. TRUSTEE FEES                                   $         0         $          0          $         0       $         0
  ---------------------------------------------------------------------------------------------------------------------------------
  29.  OTHER (ATTACH LIST)                                 $   478,490         $          0          $         0       $   478,490
  ---------------------------------------------------------------------------------------------------------------------------------
  30.  TOTAL REORGANIZATION EXPENSES                       $   478,490         $          0          $         0       $   478,490
  ---------------------------------------------------------------------------------------------------------------------------------
  31.  TOTAL DISBURSEMENTS                                 $   478,490         $          0          $         0       $   478,490
  ---------------------------------------------------------------------------------------------------------------------------------
  32.  NET CASH FLOW                                         ($482,231)        $          0          $         0         ($482,231)
  ---------------------------------------------------------------------------------------------------------------------------------
  33.  CASH - END OF MONTH                                 $ 1,665,344         $  1,665,344          $ 1,665,344       $ 1,665,344
  ---------------------------------------------------------------------------------------------------------------------------------
                                                           $         0
  =================================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Monthly Operating Report

  -------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.       ACCRUAL BASIS-4
  -------------------------------------

  -------------------------------------
  CASE NUMBER: 400-42142-BJH-11                  02/13/95, RWD, 2/96
  -------------------------------------

  --------------------------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE               MONTH                 MONTH                MONTH
                                                                         ---------------------------------------------------------
  ACCOUNTS RECEIVABLE AGING                             AMOUNT             JANUARY, 2002        FEBRUARY, 2002         MARCH, 2002
  --------------------------------------------------------------------------------------------------------------------------------
  1.   0-30                                               $27,808,237       $ 3,524,449           $         0          $        0
  --------------------------------------------------------------------------------------------------------------------------------
  2.   31-60                                              $   648,873       $    12,460           $         0          $        0
  --------------------------------------------------------------------------------------------------------------------------------
  3.   61-90                                              $   923,454           ($5,131)          $         0          $        0
  --------------------------------------------------------------------------------------------------------------------------------
  4.   91+                                                   ($77,519)      $ 2,121,578           $         0          $        0
  --------------------------------------------------------------------------------------------------------------------------------
  5.   TOTAL ACCOUNTS RECEIVABLE                          $29,303,045       $ 5,653,356           $         0          $        0
  --------------------------------------------------------------------------------------------------------------------------------
  6.   TOTAL CASH
  --------------------------------------------------------------------------------------------------------------------------------
  7.   ACCOUNTS RECEIVABLE (NET)                          $29,303,045       $ 5,653,356           $         0          $        0
  --------------------------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------

  AGING OF POSTPETITION TAXES AND PAYABLES                                               MONTH: JANUARY, 2002
                                                                                       -------------------------------------------

  --------------------------------------------------------------------------------------------------------------------------------
                                                0-30         31-60              61-90                 91+
  TAXES PAYABLE                                 DAYS          DAYS               DAYS                 DAYS                TOTAL
  --------------------------------------------------------------------------------------------------------------------------------
  1.   FEDERAL                              $         0   $         0       $         0           $         0          $         0
  --------------------------------------------------------------------------------------------------------------------------------
  2.   STATE                                $     4,000   $         0       $         0           $         0          $     4,000
  --------------------------------------------------------------------------------------------------------------------------------
  3.   LOCAL                                $         0   $         0       $         0           $         0          $         0
  --------------------------------------------------------------------------------------------------------------------------------
  4.   OTHER (ATTACH LIST)                  $         0   $         0       $         0           $         0          $         0
  --------------------------------------------------------------------------------------------------------------------------------
  5.   TOTAL TAXES PAYABLE                  $     4,000   $         0       $         0           $         0          $     4,000
  --------------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------------------
  6.   ACCOUNTS PAYABLE                     $    12,752      ($18,639)         ($58,270)          $   329,458          $   265,301
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       $         0

  ---------------------------------------------------------------------

  STATUS OF POSTPETITION TAXES                                                           MONTH: JANUARY, 2002
                                                                                       -------------------------------------------

  --------------------------------------------------------------------------------------------------------------------------------
                                                            BEGINNING          AMOUNT                                   ENDING
                                                              TAX           WITHHELD AND/            AMOUNT              TAX
  FEDERAL                                                  LIABILITY*        OR ACCRUED               PAID             LIABILITY
  --------------------------------------------------------------------------------------------------------------------------------
  1.   WITHHOLDING**                                      $         0       $   695,787           $   695,787          $         0
  --------------------------------------------------------------------------------------------------------------------------------
  2.   FICA-EMPLOYEE**                                    $         0                                                  $         0
  --------------------------------------------------------------------------------------------------------------------------------
  3.   FICA-EMPLOYER**                                    $         0                                                  $         0
  --------------------------------------------------------------------------------------------------------------------------------
  4.   UNEMPLOYMENT                                       $         0                                                  $         0
  --------------------------------------------------------------------------------------------------------------------------------
  5.   INCOME                                             $         0       $         0           $         0          $         0
  --------------------------------------------------------------------------------------------------------------------------------
  6.   OTHER (ATTACH LIST)                                $         0                                                  $         0
  --------------------------------------------------------------------------------------------------------------------------------
  7.   TOTAL FEDERAL TAXES                                $         0       $   695,787           $   695,787          $         0
  --------------------------------------------------------------------------------------------------------------------------------
  STATE AND LOCAL

  --------------------------------------------------------------------------------------------------------------------------------
  8.   WITHHOLDING                                        $         0                                                  $         0
  --------------------------------------------------------------------------------------------------------------------------------
  9.   SALES                                              $         0                                                  $         0
  --------------------------------------------------------------------------------------------------------------------------------
  10.  EXCISE                                             $     4,246       $     4,000           $     4,246          $     4,000
  --------------------------------------------------------------------------------------------------------------------------------
  11.  UNEMPLOYMENT                                       $         0                                                  $         0
  --------------------------------------------------------------------------------------------------------------------------------
  12.  REAL PROPERTY                                      $         0                                                  $         0
  --------------------------------------------------------------------------------------------------------------------------------
  13.  PERSONAL PROPERTY                                  $   124,375       $         0           $   124,375          $         0
  --------------------------------------------------------------------------------------------------------------------------------
  14.  OTHER (ATTACH LIST)                                $         0                                                  $         0
  --------------------------------------------------------------------------------------------------------------------------------
  15.  TOTAL STATE & LOCAL                                $   128,621       $     4,000           $   128,621          $     4,000
  --------------------------------------------------------------------------------------------------------------------------------
  16.  TOTAL TAXES                                        $   128,621       $   699,787           $   824,408          $     4,000
  --------------------------------------------------------------------------------------------------------------------------------

   * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
   ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Monthly Operating Report

  -------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.       ACCRUAL BASIS-5
  -------------------------------------

  -------------------------------------
  CASE NUMBER: 400-42142-BJH-11                  02/13/95, RWD, 2/96
  -------------------------------------


  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

           TOTAL CASH                                                             MONTH: JANUARY, 2002
  ---------------------------------------                                               ------------------------------------------
  BANK RECONCILIATIONS

                                                          Account #1              Account #2        Account #3
  --------------------------------------------------------------------------------------------------------------------------------
  A.     BANK:                                       Bank One              Bank One
  ---------------------------------------------------------------------------------------------------------------
  B.     ACCOUNT NUMBER:                                      100130152            1589845773                           TOTAL
  ---------------------------------------------------------------------------------------------------------------
  C.     PURPOSE (TYPE):                             Operating Account     Auction Proceeds
  --------------------------------------------------------------------------------------------------------------------------------
  1.   BALANCE PER BANK STATEMENT                    $                0    $        1,662,885                       $    1,662,885
  --------------------------------------------------------------------------------------------------------------------------------
  2.   ADD: TOTAL DEPOSITS NOT CREDITED              $                0    $                0                       $            0
  --------------------------------------------------------------------------------------------------------------------------------
  3.   SUBTRACT: OUTSTANDING CHECKS                  $                0    $                0                       $            0
  --------------------------------------------------------------------------------------------------------------------------------
  4.   OTHER RECONCILING ITEMS                       $                0    $                0                       $            0
  --------------------------------------------------------------------------------------------------------------------------------
  5.   MONTH END BALANCE PER BOOKS                   $                0    $        1,662,885     $            0    $    1,662,885
  --------------------------------------------------------------------------------------------------------------------------------
  6.   NUMBER OF LAST CHECK WRITTEN
  --------------------------------------------------------------------------------------------------------------------------------

  ---------------------------------------
  INVESTMENT ACCOUNTS

  --------------------------------------------------------------------------------------------------------------------------------
                                                            DATE OF                 TYPE OF             PURCHASE       CURRENT
  BANK, ACCOUNT NAME & NUMBER                               PURCHASE              INSTRUMENT             PRICE          VALUE
  --------------------------------------------------------------------------------------------------------------------------------
  7.
  --------------------------------------------------------------------------------------------------------------------------------
  8.
  --------------------------------------------------------------------------------------------------------------------------------
  9.
  --------------------------------------------------------------------------------------------------------------------------------
  10.
  --------------------------------------------------------------------------------------------------------------------------------
  11.  TOTAL INVESTMENTS                                                                          $            0    $            0
  --------------------------------------------------------------------------------------------------------------------------------

  ---------------------------------------
  CASH

  --------------------------------------------------------------------------------------------------------------------------------
  12.  CURRENCY ON HAND                                                                                             $        2,459
  --------------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------------------
  13.  TOTAL CASH - END OF MONTH                                                                                    $    1,665,344
  --------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

  ----------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.             ACCRUAL BASIS-6
  ----------------------------------------

  ----------------------------------------
  CASE NUMBER: 400-42142-BJH-11                      02/13/95, RWD, 2/96
  ----------------------------------------

                                                     MONTH: JANUARY, 2002

  ----------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  ----------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST
  THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101
  (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO
  PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY
  THE TYPE OF COMPETOTALONCASHID (e.g. SALARY, BONUS,
  COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR
  ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ------------------------------------------------------------
                            INSIDERS
  ------------------------------------------------------------
                          TYPE OF      AMOUNT     TOTAL PAID
          NAME            PAYMENT       PAID        TO DATE
  ------------------------------------------------------------
  1.  Clark Stevens     Salary       $  12,083     $ 419,998
  ------------------------------------------------------------
  2.  Donny Scott       Salary       $ 160,417     $ 492,082
  ------------------------------------------------------------
  3.  Susan Hawley      Salary       $       0     $  41,667
  ------------------------------------------------------------
  4.
  ------------------------------------------------------------
  5.
  ------------------------------------------------------------
  6.  TOTAL PAYMENTS
      TO INSIDERS                    $ 172,500     $ 953,747
  ------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------
                                              PROFESSIONALS
  ----------------------------------------------------------------------------------------------------
                                DATE OF COURT                                               TOTAL
                              ORDER AUTHORIZING       AMOUNT     AMOUNT     TOTAL PAID     INCURRED
          NAME                     PAYMENT           APPROVED     PAID        TO DATE     & UNPAID *
  ----------------------------------------------------------------------------------------------------
  1.  SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
  ----------------------------------------------------------------------------------------------------
  2.
  ----------------------------------------------------------------------------------------------------
  3.
  ----------------------------------------------------------------------------------------------------
  4.
  ----------------------------------------------------------------------------------------------------
  5.
  ----------------------------------------------------------------------------------------------------
  6.  TOTAL PAYMENTS
      TO PROFESSIONALS                                  $0           $0             $0          $0
  ----------------------------------------------------------------------------------------------------

  * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

  ------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
  ------------------------------------------------------------------

  ----------------------------------------------------------------------------
                                      SCHEDULED    AMOUNTS
                                       MONTHLY       PAID            TOTAL
                                       PAYMENTS     DURING          UNPAID
          NAME OF CREDITOR               DUE        MONTH        POSTPETITION
  ----------------------------------------------------------------------------
  1.  PEGASUS                         $ 300,439     $ 300,439            $ 0
  ----------------------------------------------------------------------------
  2.  CORPORATE TRUST/TRANSAMERICA    $       0     $       0            $ 0
  ----------------------------------------------------------------------------
  3.  PROVIDENT                       $  88,682     $  88,682            $ 0
  ----------------------------------------------------------------------------
  4.  COAST BUSINESS                  $ 185,879     $ 185,879            $ 0
  ----------------------------------------------------------------------------
  5.  WELLS FARGO                     $ 313,500     $ 313,500            $ 0
  ----------------------------------------------------------------------------
  6.  TOTAL                           $ 888,500     $ 888,500            $ 0
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

  ----------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.             ACCRUAL BASIS-7
  ----------------------------------------

  ----------------------------------------
  CASE NUMBER: 400-42142-BJH-11                      02/13/95, RWD, 2/96
  ----------------------------------------

                                                    MONTH: JANUARY, 2002
                                                           ------------------
  ----------------------
  QUESTIONNAIRE

  ------------------------------------------------------------------------------
                                                                     YES     NO
  ------------------------------------------------------------------------------
  1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE               X       X
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
  ------------------------------------------------------------------------------
  2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                         X
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
  ------------------------------------------------------------------------------
  3.   TOTAL CASH                                                             X
       LOANS) DUE FROM RELATED PARTIES?
  ------------------------------------------------------------------------------
  4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES         X
       THIS REPORTING PERIOD?
  ------------------------------------------------------------------------------
  5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                       X
       DEBTOR FROM ANY PARTY?
  ------------------------------------------------------------------------------
  6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                           X
  ------------------------------------------------------------------------------
  7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                     X
       PAST DUE?
  ------------------------------------------------------------------------------
  8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                       X
  ------------------------------------------------------------------------------
  9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                             X
  ------------------------------------------------------------------------------
  10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                         X
       DELINQUENT?
  ------------------------------------------------------------------------------
  11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                        X
       REPORTING PERIOD?
  ------------------------------------------------------------------------------
  12.  ARE ANY WAGE PAYMENTS PAST DUE?                                        X
  ------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A
  DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF
  NECESSARY.

  a) 1: $77,499 Procedes of Engines Sales
  ------------------------------------------------------------------------------
  a) 4: Payments made to Flight Safety Boeing Training, in accordance with BR
  ------------------------------------------------------------------------------
        Court Order
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  ----------------------
  INSURANCE
  ------------------------------------------------------------------------------
                                                                     YES     NO
  ------------------------------------------------------------------------------
  1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER         X
       NECESSARY INSURANCE COVERAGES IN EFFECT?
  ------------------------------------------------------------------------------
  2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                         X
  ------------------------------------------------------------------------------
  3.   PLEASE ITEMIZE POLICIES BELOW.
  ------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY
  POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------


  ------------------------------------------------------------------------------
                               INSTALLMENT PAYMENTS
  ------------------------------------------------------------------------------
       TYPE OF                                                    PAYMENT AMOUNT
        POLICY           CARRIER                PERIOD COVERED     & FREQUENCY
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
    SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                                           FOOTNOTES SUPPLEMENT
---------------------------------------------------------------

---------------------------------------------------------------
CASE  NUMBER:  400-42142-BJH-11                                                 ACCRUAL BASIS
---------------------------------------------------------------

                                                         MONTH:                      JANUARY, 2002
                                                                   ---------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS         LINE
 FORM NUMBER          NUMBER                                 FOOTNOTE / EXPLANATION
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          2              13       SFAS 121 Writedown of $61,041,310 of Assets, due to USPS W-Net cancel 8/01
----------------------------------------------------------------------------------------------------------------------
                                     SFAS 121 Writedown Adjustment of $257,832 in 9/01 & $27,211 in 10/01
----------------------------------------------------------------------------------------------------------------------
                                  SFAS 121 Writedown of $28,049,825 of Assets in 12/01, due to Economy-Post 911
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          3              8        All cash received into the subsidiary cash account is swept
----------------------------------------------------------------------------------------------------------------------
                                     each night to Kitty Hawk, Inc. Master Account
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          3              31       All disbursements (either by wire transfer or check), including payroll, are
----------------------------------------------------------------------------------------------------------------------
                                     disbursed out of the Kitty Hawk, Inc. controlled disbursement
----------------------------------------------------------------------------------------------------------------------
                                     account.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          4              6        All assessments of uncollectible accounts receivable are done
----------------------------------------------------------------------------------------------------------------------
                                     at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed
----------------------------------------------------------------------------------------------------------------------
                                     down to Inc.'s subsidiaries as deemed necessary.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          6           Insiders    Payments to insiders include a portion of the Court approved retention
----------------------------------------------------------------------------------------------------------------------
                                     payments in the month of January.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          6         Notes/Leases  Republic aircraft N901RF & N902RF were returned to lessor 2/28/01, terminating
----------------------------------------------------------------------------------------------------------------------
                                     their lease commitments. TransAmerica aircraft N750US & N751US were
----------------------------------------------------------------------------------------------------------------------
                                     erroneously ommitted from previous filings. TransAmerica a/c to be returned
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          7              3        All insurance policies are carried in the name of Kitty Hawk, Inc. and its
----------------------------------------------------------------------------------------------------------------------
                                     subsidiaries. Therefore, they are listed here accordingly.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          3              3        The current general ledger system is not able to provide a detail of customer
----------------------------------------------------------------------------------------------------------------------
                                     cash receipts segregated by prepetition and post petition accounts receivable.
----------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                        JANUARY, 2002

ACCRUAL BASIS-1

8.  OTHER (ATTACH LIST)                                  $      (27,447,046) Reported
                                                       ---------------------
         Intercompany Receivables                               (28,308,932)
         Deposits - State Street Bank (TA Air)                            0
         Deposits - Landing & Parking                                54,000
         Deposits - Ventura Aerospace                                65,125
         Deposits - Rent                                            113,643
         Deposits - Misc                                            537,125
         A/C Held for Resale/TIMCO Cr                                  (740)
         Intangible - Mather                                         92,733
                                                       ---------------------
         TOTAL CASH                                             (27,447,046) Detail
                                                       ---------------------
                                                                          -  Difference

14. OTHER (ATTACH LIST)                                  $        2,020,505  Reported
                                                       ---------------------
         Deposits - Aircraft Leases                               2,020,505
         Intangible - ATAZ STC                                            0
                                                       ---------------------
                                                                  2,020,505  Detail
                                                       ---------------------
                                                                          -  Difference

22. OTHER (ATTACH LIST)                                  $      (47,702,307) Reported
                                                       ---------------------
         Accrued A/P                                              3,759,893
         Deposit held for ATAZ sale                                       0
         Accrued Salaries & Wages                                   903,667
         Accrued 401K & Misc PR Deductions                           67,685
         Accrued PR Taxes (FICA)                                     65,127
         Accrued Fuel Exp                                         1,909,170
         Accrued Interest                                            17,797
         Accrued Maintenance Reserves                            (2,286,797)
         Accrued Fed Income Tax (Post)                          (52,138,849)
                                                       ---------------------
                                                                (47,702,307) Detail
                                                       ---------------------
                                                                          -  Difference

27. OTHER (ATTACH LIST)                                  $       19,310,372  Reported
                                                       ---------------------
         Accrued A/P                                              4,817,779
         Accrued Maintenance Reserves                            10,267,512
         Accrued Fed Income Tax (Pre)                             3,332,363
         Accrued Taxes - Other                                          446
         FINOVA Equip Accrued                                       307,272
         Pegasus Lease Incentive                                    585,000
                                                       ---------------------
                                                                 19,310,372  Detail
                                                       ---------------------
                                                                          -  Difference

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11


Details of Other Items                                            JANUARY, 2002

ACCRUAL BASIS-2

13. OTHER (ATTACH LIST)                                          $     3,391,888  Reported
                                                               ------------------
        Aircraft Expense                                                 642,621
        Maintenance                                                      908,612
        Fuel                                                              41,365
        Ops Wages                                                      1,338,501
        Ops Wages-Grnd                                                    72,425
        Ground Handling                                                        0
        Other Operating Exp                                              388,364
        SFAS 121 Write-down of Assets, W-Net Cancel                            0
                                                               ------------------
                                                                       3,391,888  Detail
                                                               ------------------
                                                                               -  Difference

16 NON OPERATING INCOME (ATT. LIST)                                      ($1,507) Reported
                                                               ------------------
        Non-Op Income                                                     (1,507) Detail
                                                               ------------------
                                                                               -  Difference

17 NON OPERATING EXPENSE (ATT. LIST)                             $             0  Reported
                                                               ------------------
        Non-Op Expense                                                         -  Detail
                                                               ------------------
                                                                               -  Difference

21 OTHER (ATTACH LIST)                                               ($4,631,358) Reported
                                                               ------------------
        (Gain)/Loss on Sale of Assets                                    (77,499)
        Credit for Allocation of A/C Costs to KH I/C                  (4,553,859)
                                                               ------------------
                                                                      (4,631,358) Detail
                                                               ------------------
                                                                               -  Difference

ACCRUAL BASIS-3

8. OTHER (ATTACH LIST)                                               (25,172,256) Reported
                                                               ------------------
        Transfer to Inc - all money sweeps                           (25,172,256) Detail
                                                               ------------------
            to KH Inc. Case #400-42141                                         -  Difference
                                                               ------------------